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                                                                      EXHIBIT 17

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                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!



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             VOTE BY TELEPHONE                               VOTE BY INTERNET                             VOTE BY MAIL
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                               TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

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              VOTING BY TELEPHONE                           VOTING BY INTERNET                              VOTING BY MAIL

  Have your proxy card available.  Call the       Have your proxy card available.  Log       Please mark, sign and date your proxy
  TOLL-FREE NUMBER 1-800-XXX-XXXX using a         on to http://www.aiminvestments.com        card and return it in the POSTAGE-PAID
  touch-tone telephone.  You will be              and select Proxy Voting to access          ENVELOPE provided or return it to:
  prompted to enter your Control Number as        your Fund.  Follow the simple screen       Proxy Tabulator, P.O. Box 9122,
  shown below.  Follow the simple prompts         instructions that will be presented        Hingham, MA 02043-9717.
  that will be presented to you to record         to you to record your vote.
  your vote.
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                         NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

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                                                USE THE CONTROL NUMBER BELOW TO VOTE
                                              THIS PROXY CARD BY TELEPHONE OR INTERNET.
                                                 EACH PROXY CARD HAS ITS OWN CONTROL
                                                               NUMBER.

                                               **** CONTROL NUMBER: 999 999 999 999 ****

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                                   o Please fold and detach card at perforation before mailing. o


PROXY CARD                                                                                                               PROXY CARD
                                             PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                                                       AIM NEW TECHNOLOGY FUND

                                                  (A PORTFOLIO OF AIM FUNDS GROUP)

                                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2003

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of
Shareholders on June 4, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE
SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                             o  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                             Dated ____________________ 2003



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                                                                                          Signature(s) (if held jointly)

                                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                                             PROXY CARD. All joint owners should sign. When signing
                                                                             as executor, administrator, attorney, trustee or
                                                                             guardian or as custodian for a minor, please give full
                                                                             title as such. If a corporation, please sign in full
                                                                             corporate name and indicate the signer's office. If a
                                                                             partner, sign in the partnership name.




                                   o Please fold and detach card at perforation before mailing. o

                             o PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. o
                               PLEASE DO NOT USE FINE POINT PENS.                                                            -----
                                                                                                                               X
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE
PROPOSAL.

                                                                                                  FOR         AGAINST     ABSTAIN

1.   To approve an Agreement and Plan of Reorganization that provides for the                      [ ]          [ ]          [ ]
     combination of AIM New Technology Fund, a portfolio of AIM Funds Group, with AIM Global Science and Technology Fund, a portfolio of AIM Investment
     Funds.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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